UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1:	Reports to Shareholders

Vanguard® WindsorTM Fund > Semiannual Report April 30, 2006

>	Vanguard Windsor Fund outperformed its benchmark and the broad market, gaining more than 14% for the six months ended April 30, 2006.
>	The fund’s advisors enjoyed successful stock selection among energy, industrials, and materials stocks.
>	The fund’s large weightings in financials and information technology stocks produced solid gains.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	23
Trustees Renew Advisory Agreements	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Windsor Fund
Investor Shares	14.2%
AdmiralTM Shares[1]	14.3
Russell 1000 Value Index	12.9
Average Multi-Cap Value Fund[2]	12.0
Dow Jones Wilshire 5000 Index	11.1

Your Fund’s Performance at a Glance

October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$17.81	$18.52	$0.135	$1.559
Admiral Shares	60.12	62.53	0.494	5.260

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

As a robust economy lifted all boats in the stock market, Vanguard Windsor Fund let out its sails, gaining more than 14% for the six months ended April 30, 2006. The fund outperformed value benchmarks at a time when the value investment style was itself ahead of the broad market.

In part, the fund’s performance was a rebound from last autumn, when a number of its holdings suffered from Hurricane Katrina’s deleterious effect on energy and commodity prices. For example, aluminum producer Alcoa, a huge energy consumer, was a detractor from return in Windsor’s 2005 fiscal year, but in the past six months it was the fund’s top-performing stock, up 40%. Similarly, airline companies, tire manufacturers, and chemical companies were large contributors to your fund’s gain in the recent six-month period.

Stocks kept up their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

2

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Good stock-picking boosted Windsor Fund’s six-month gain

Windsor Fund’s two investment advisors seek out companies that are financially solid but temporarily out of favor with investors. During the six-month period, broad optimism among consumers and

Market Barometer
			Total Returns
		Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

3

businesses helped lift the clouds over many of the fund’s holdings. In addition, a moderation in energy prices provided a boost to industrial companies (including large fund holdings Goodrich, Michelin, Boeing, Continental, and AMR) and to materials companies (including some chemical and paper manufacturers, as well as Alcoa).

The advisors’ selections among energy stocks performed even better than the sector as a whole. Notable holdings included foreign integrated oil companies Petróleo Brasileiro and Petró Canada, which soared 58% and 42%, respectively.

As a group, the fund’s industrials, materials, and energy stocks produced gains between 22% and 28%. However, these sectors accounted for a relatively modest proportion of the fund’s assets. Windsor’s largest weightings—financials and information technology, representing an average 40% of fund assets—produced more modest but still vigorous returns for such a short period, gaining on average 12% and 15%, respectively. The fund’s two largest holdings, Citigroup and Bank of America, gained 12% and 17%, respectively. Cisco Systems, the third-largest holding, gained 20% as it benefited from its acquisition of a video equipment maker.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund

Windsor Fund	0.39%	0.28%	1.38%

1 Fund expense ratios reflect the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

The utilities sector was the only one with a negative return for the fund; however, the weighting is so small that the damage was negligible.

A comparison of Windsor’s six-month performance with that of its market benchmark, the Russell 1000 Value Index, makes plain that the fund benefited from holding some of the better-performing energy, industrials, and materials companies. As foreign companies, the fund’s two best-performing energy stocks are not included in the index. The advisors underperformed the benchmark in two areas: consumer discretionary and financials stocks. Windsor had a greater exposure than the index to consumer discretionary stocks, relatively weak performers as a group, while the fund largely avoided investment banks and brokerage stocks, which were up sharply during the six-month period.

With two advisors, Windsor benefits from a diversity of expertise

Value stocks have outperformed growth stocks for much of the past six years. The run-up in prices translates to a more difficult search for the deeply discounted stocks your fund favors. In this environment, having two advisors—Wellington Management Company and Sanford C. Bernstein & Co.—should serve Windsor investors well. Each independently manages a portion of the portfolio, providing a diversity of thought that can make the fund less vulnerable to shifts in investor sentiment.

The fund will always be volatile—it is a concentrated fund and it trades in some of the market’s most unloved stocks. But investors who have the necessary long-term horizon can benefit from the advisors’ complementary approaches to deep-value investing.

We believe that stock investors need such a long-term perspective, and that a stock fund like Windsor should be part of a carefully considered, balanced portfolio with an asset allocation suitable to your personal time horizon, risk tolerance, and objectives. Combining this approach with an eye to low investment costs is key to achieving your financial goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 11, 2006

5

Advisors’ Report

During the fiscal half-year ended April 30, 2006, Vanguard Windsor Fund returned just over 14%. This performance reflects the combined efforts of your funds’ two independent advisors. The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the dollar amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

David Fassnacht, CFA, Senior Vice President

Windsor Fund’s performance during the first half of fiscal year 2006 recovered strongly from the challenging second half of fiscal year 2005. An important contributor to fund performance was a strong rebound in companies that had suffered from energy or raw material cost shocks following last summer’s hurricanes, notably our airline holdings (Continental Airlines, AMR, and US Airways), Alcoa, and Michelin. A handful of our technology holdings began to bear fruit over the past six months, led by a strong performance from our large Cisco Systems investment,

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	68	15,326	A contrarian strategy that uses bottom-up
Company, LLP			fundamental analysis to identify significantly
			undervalued securities and short-term price
			dislocations.
Sanford C. Bernstein & Co., LLC	29	6,528	Uses rigorous fundamental company research
			coupled with quantitative risk controls to capture
			value opportunities.
Cash Investments[1]	3	779	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

along with solid appreciation from LAM Research, Arrow Electronics, and Teradyne.

Ironically, despite our continuing view that energy prices and related equity valuations are far from being undervalued, one of our last remaining energy investments, Petróleo Brasileiro, significantly outperformed the broad energy sector and more than compensated for our significantly underweighted energy position.

Fortunately, we did not have any major disasters during the period, though results continued to be hampered by underperformance in our media and auto parts and equipment holdings. Value indexes continued their winning streak and outpaced growth indexes, powered by the impressive returns generated by traditional industrials, materials, and energy companies. When viewed in a long-term context, normalizing for cyclicality, the valuation of many traditional value stocks continues to look fairly stretched to us. These “hot” stocks are too popular with momentum investors and traditional growth investors for our comfort, so we will continue to forage in industries that investors continue to shun, such as media, health care, auto parts and equipment, and telecommunications. In addition, we continue to uncover a diverse range of attractively valued companies that are currently facing some form of uncertainty, but where we see a path to realizing value over time.

Sanford C. Bernstein & Co., LLC

Portfolio Managers:

Marilyn G. Fedak, CFA,

Head of U.S. Value Equities

John D. Phillips, Jr., CFA,

Senior Portfolio Manager,

U.S. Value Equities

At a time when few economic or industrial distresses are generating anxiety and large pricing distortions, value opportunity as we measure it is close to an all-time low. Our research shows that during such a period, the return potential on any individual investment is likely to be small and the vulnerability to forecast error is large, making it imprudent to make an outsized investment in any one stock or sector. Thus, our portfolio’s sector exposures remain more modest than usual. In this environment of compressed valuation spreads, we continue to rely on our extensive, fundamental research effort to uncover the opportunities that do exist.

We are finding stock-specific opportunities across a broad range of industries. Many of our investments today are in companies classically characterized as value, such as railroads, banks, supermarkets, and turnaround situations such as Hewlett-Packard. Another value theme is in large-capitalization, blue-chip companies that have fallen from grace, including such well-known names as Microsoft, General Electric, and Procter & Gamble. These stocks are trading at discounts to the market today even though we expect their earnings to grow two to three times faster

7

than those of the average S&P 500 company over the next five years. These investments make up a larger-than-usual share of our portfolio today.

Another overarching value theme has developed in companies involved in the delivery of communications, data, and entertainment services. We own stocks of cable operators, telephone companies, cellular-service providers, telecom-equipment suppliers, wireless tower owners, and content providers that have become cheap based on persistent uncertainties about the new competitive landscape in these markets.

Both cable and telephone stocks are trading based on fears that these companies will be locked in a competitive battle that will prevent them from earning reasonable returns on their investments. Our research indicates, however, that a more stable environment is emerging in which both industries should be able to generate fair returns from this business over the long term. Finally, content providers such as CBS and Time Warner have become bargains because of investor concerns that by fragmenting audiences, new formats and distribution outlets are reducing market share and advertising revenues for old media. Our research, however, shows that these companies have been remarkably successful at adapting to the changing environment and are generating strong cash flow, much of which we expect to be returned to shareholders.

8

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	143	631	4,978
Median Market Cap	$60.B	$40.6B	$27.3B
Price/Earnings Ratio	19.0x	15.2x	20.2x
Price/Book Ratio	2.4x	2.2x	3.0x
Yield		2.4%	1.7%
Investor Shares	1.4%
Admiral Shares	1.5%
Return on Equity	13.7%	16.1%	17.3%
Earnings Growth Rate	12.4%	13.7%	9.9%
Foreign Holdings	9.8%	0.0%	1.9%
Turnover Rate	33%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.39%[3]
Admiral Shares	0.28%[3]
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13%	9%	13%
Consumer Staples	3	6	8
Energy	6	14	9
Financials	24	37	22
Health Care	13	7	12
Industrials	11	7	11
Information Technology	17	5	16
Materials	6	4	3
Telecommunication
Services	5	5	3
Utilities	1	6	3
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.89	1.00	0.93	1.00
Beta	1.03	1.00	1.00	1.00

Ten Largest Holdings[4] (% of total net assets)

Bank of America Corp.	Diversified financial services	4.9%
Citigroup, Inc.	Diversified financial services	4.8
Cisco Systems, Inc.	Communications equipment	4.1
Comcast Corp. Special Class A	Broadcasting and cable TV	3.9
Sprint Nextel Corp.	Wireless telecommunication services	3.2
Wyeth	pharmaceuticals	3.1
Microsoft Corp.	systems software	2.7
Tyco International Ltd.	Industrial conglomerates	2.6
Alcoa Inc.	aluminum	2.5
Applied Materials, Inc.	semiconductor equipment	2.3
Top Ten		34.1%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
   See page 27 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): October 31, 1995–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	10/23/1958	12.25%	7.14%	10.27%
Admiral Shares	11/12/2001	12.34	8.77[2]	—

1 Six months ended April 30, 2006.
2 Return since inception.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
	Common Stocks (96.7%)[1]
	Consumer Discretionary (12.6%)
*	Comcast Corp.
	Special Class A	21,746,900	670,457
	Time Warner, Inc.	24,664,100	429,155
*2	R.H. Donnelley Corp.	4,283,100	240,410
*	Comcast Corp. Class A	6,761,183	209,259
	Compagnie Generale des Etablissements
	Michelin SA	2,823,333	203,320
^2	Lear Corp.	7,072,100	166,760
*	Office Depot, Inc.	2,895,000	117,479
	CBS Corp.	4,299,700	109,513
	Gannett Co., Inc.	1,846,700	101,569
	McDonald’s Corp.	2,765,000	95,586
	Newell Rubbermaid, Inc.	2,800,000	76,776
	Target Corp.	1,195,000	63,455
	Toyota Motor Corp. ADR	505,000	59,151
	Jones Apparel Group, Inc.	1,485,000	51,010
	Black & Decker Corp.	500,000	46,805
*	Viacom Inc. Class B	1,084,700	43,204
*^	Interpublic Group of Cos., Inc.	3,970,000	38,033
	Magna International, Inc. Class A	438,700	34,416
	Limited Brands, Inc.	1,270,000	32,563
	BorgWarner, Inc.	468,800	28,470
*	Liberty Global, Inc. Class A	1,105,980	22,905
*	Liberty Global, Inc. Series C	1,105,980	22,086
			2,862,382
	Consumer Staples (3.1%)
	Altria Group, Inc.	2,049,800	149,963
	The Clorox Co.	1,280,000	82,150
	The Coca-Cola Co.	1,805,000	75,738
	Safeway, Inc.	2,891,600	72,666
	The Procter & Gamble Co.	1,154,000	67,174
*	The Kroger Co.	3,291,350	66,683
	PepsiCo, Inc.	1,090,000	63,482
	Kellogg Co.	1,060,000	49,089
	Kimberly-Clark Corp.	425,000	24,875
	Unilever NV ADR	297,434	21,412
	SuperValu Inc.	702,100	20,368
			693,600
	Energy (5.7%)
	ExxonMobil Corp.	5,469,008	344,985
	GlobalSantaFe Corp.	3,236,546	198,109
	Chevron Corp.	2,403,478	146,660
	EnCana Corp.	2,559,338	128,095
	Petro Canada	1,724,400	84,806
^	Petroleo Brasileiro Series A ADR	865,200	76,908
	ConocoPhillips Co.	1,038,798	69,496
	Petroleo Brasileiro ADR	601,500	59,446
	Noble Corp.	710,000	56,047
	Total SA ADR	318,400	43,946
	ENSCO International, Inc.	783,700	41,920
	Occidental Petroleum Corp.	358,200	36,802
			1,287,220

11

			Market
			Value•
		Shares	($000)
	Financials (22.9%)
	Capital Markets (0.9%)
	Merrill Lynch & Co., Inc.	1,600,000	122,016
	The Goldman Sachs Group, Inc.	335,000	53,697
	Lehman Brothers Holdings, Inc.	227,900	34,447

	Commercial Banks (6.3%)
	Bank of America Corp.	22,000,198	1,098,250
	Wachovia Corp.	2,531,300	151,498
	National City Corp.	1,935,700	71,427
	SunTrust Banks, Inc.	830,000	64,184
	Wells Fargo & Co.	510,000	35,032

	Consumer Finance (1.7%)
	Capital One Financial Corp.	2,706,000	234,448
	Promise Co., Ltd.	2,469,350	151,836

	Diversified Financial Services (6.3%)
	Citigroup, Inc.	21,936,346	1,095,720
	CIT Group Inc.	3,318,400	179,227
	JPMorgan Chase & Co.	3,477,800	157,823

	Insurance (6.1%)
	ACE Ltd.	4,751,000	263,871
	American International Group, Inc.	3,857,000	251,669
	The Allstate Corp.	3,558,500	201,020
	PartnerRe Ltd.	1,672,700	104,627
	The Chubb Corp.	1,815,000	93,545
	MetLife, Inc.	1,773,100	92,379
	The Hartford Financial Services Group Inc.	806,200	74,114
	XL Capital Ltd. Class A	980,000	64,572
	The St. Paul Travelers, Cos. Inc.	1,416,917	62,387
	IPC Holdings Ltd.	1,878,500	50,100
	Genworth Financial Inc.	1,460,000	48,472
	Everest Re Group, Ltd.	455,800	41,478
	Renaissance Re Holdings Ltd.	657,250	27,637

	Thrifts & Mortgage Finance (1.6%)
	Golden West Financial Corp.	1,813,100	130,308
	Freddie Mac	2,109,400	128,800
	Fannie Mae	2,112,300	106,882
*	Dime Bancorp Inc.– Litigation Tracking Warrants	7,457,300	1,253
			5,192,719
	Health Care (12.1%)
	Wyeth	14,221,700	692,170
	Sanofi-Aventis ADR	10,887,700	512,157
*	Boston Scientific Corp.	14,540,659	337,925
	GlaxoSmithKline PLC ADR	5,665,800	322,271
	Sanofi-Aventis	2,157,367	203,119
	Eli Lilly & Co.	3,632,300	192,221
	GlaxoSmithKline PLC	5,503,238	157,648
	Pfizer Inc.	5,150,000	130,450
	Aetna Inc.	2,200,000	84,700
	Merck & Co., Inc.	2,347,300	80,794
	HCA Inc.	328,400	14,414
			2,727,869
	Industrials (11.0%)
	Tyco International Ltd.	22,395,500	590,121
[2]	Goodrich Corp.	8,854,700	394,034
	Eaton Corp.	2,422,400	185,677
* 2	Continental Airlines, Inc. Class B	6,474,400	168,593
	General Electric Co.	4,250,000	147,008
* 2	YRC Worldwide, Inc.	3,291,962	138,262
* ^	AMR Corp.	4,635,800	114,226
	CSX Corp.	1,619,900	110,947
*	US Airways Group Private Placement	2,271,275	98,255
	The Boeing Co.	1,145,000	95,550
	American Standard Cos., Inc.	1,853,600	80,687
	Cooper Industries, Inc. Class A	811,000	74,166
*	UAL Corporation	1,973,600	71,069
	Textron, Inc.	758,850	68,259
	Northrop Grumman Corp.	850,000	56,865
	Norfolk Southern Corp.	756,652	40,859

12

			Market
			Value•
		Shares	($000)
*	US Airways Group Inc.	815,000	35,257
	Hubbell Inc. Class B	363,814	18,791
			2,488,626
	Information Technology (16.4%)
*	Cisco Systems, Inc.	44,173,100	925,426
	Microsoft Corp.	25,192,600	608,401
	Applied Materials, Inc.	29,585,500	531,060
*2	Arrow Electronics, Inc.	9,605,117	347,705
*	Flextronics International Ltd.	20,883,800	237,240
*	Sun Microsystems, Inc.	34,214,200	171,071
	Hewlett-Packard Co.	4,461,300	144,858
^	LM Ericsson Telephone Co. ADR Class B	3,786,000	134,289
*	Avnet, Inc.	3,305,280	86,433
*	NCR Corp.	2,165,900	85,336
	Electronic Data Systems Corp.	2,990,000	80,969
*	Tellabs, Inc.	3,270,900	51,844
	Intel Corp.	2,425,000	48,452
*	Sanmina-SCI Corp.	8,423,608	43,719
	International Business Machines Corp.	510,000	41,993
*	Solectron Corp.	10,387,300	41,549
*	Vishay Intertechnology, Inc.	2,186,021	34,146
*	EMC Corp.	2,000,000	27,020
*	Unisys Corp.	4,176,300	26,060
*	Teradyne, Inc.	1,400,700	23,616
	Nokia Corp. ADR	700,000	15,862
			3,707,049
	Materials (6.2%)
	Alcoa Inc.	16,868,068	569,803
	E.I. du Pont de Nemours & Co.	7,428,900	327,615
	Engelhard Corp.	4,994,900	191,854
*	Smurfit-Stone Container Corp.	10,847,463	140,475
	Temple-Inland Inc.	1,325,000	61,533
*	Pactiv Corp.	2,499,100	60,828
*	Owens-Illinois, Inc.	1,700,000	31,076
	Chemtura Corp.	2,413,000	29,439
			1,412,623
	Telecommunication Services (5.0%)
	Sprint Nextel Corp.	29,267,582	725,836
	Verizon Communications Inc.	5,956,142	196,731
	AT&T Inc.	5,448,370	142,802
*	American Tower Corp. Class A	938,250	32,032
*	Crown Castle International Corp.	850,100	28,606
	BellSouth Corp.	330,300	11,158
			1,137,165
	Utilities (0.8%)
	Entergy Corp.	1,009,600	70,611
	American Electric Power Co., Inc.	1,905,300	63,751
	Constellation Energy Group, Inc.	831,425	45,662
			180,024
	Other (0.0%)
[3]	Miscellaneous (0.0%)		350

	Exchange-Traded Funds (0.9%)
[4]	Vanguard Value VIPERs®	1,689,100	103,795
^4	Vanguard Total Stock Market VIPERs	696,000	91,092
			194,887
	Total Common Stocks
	(Cost $17,572,506)		21,884,514
	Temporary Cash Investments (4.7%)[1]
	Money Market Fund (3.3%)
[5]	Vanguard Market Liquidity Fund, 4.771%	566,338,266	566,338
[5]	Vanguard Market Liquidity Fund, 4.771%—Note G	190,278,160	190,278

		Face
		Amount
		($000)
	Repurchase Agreement (1.3%)
	Bank America
	4.780%, 5/1/06
	(Dated 4/28/06, Repurchase Value
	$286,314,000, collateralized by
	Federal Home Loan
	Mortgage Corp.
	5.000%, 7/1/35)	286,200	286,200

13

		Face	Market
		Amount	Value•
		($000)	($000)
	U.S Agency Obligation (0.1%)
[6]	Federal National Mortgage Assn.
[7]	4.847%, 7/5/2006	30,000	29,739
	Total Temporary Cash Investments
	(Cost $1,072,557)		1,072,555
	Total Investments (101.4%)
	(Cost $18,645,063)		22,957,069
	Other Assets and
	Liabilities—Net (–1.4%)		(325,336)
	Net Assets (100%)		22,631,733

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	22,957,069
Receivables for Investment Securities Sold	43,760
Receivables for Capital Shares Issued	19,926
Other Assets—Note C	30,805
Total Assets	23,051,560
Liabilities
Payables for Investment
Securities Purchased	166,704
Security Lending Collateral
Payable to Brokers—Note G	190,278
Payables for Capital Shares Redeemed	13,640
Other Liabilities	49,205
Total Liabilities	419,827
Net Assets	22,631,733

At April 30, 2006, net assets consisted of:[8]
Amount
($000)
Paid-in Capital	16,845,411
Undistributed Net Investment Income	65,225
Accumulated Net Realized Gains	1,401,876
Unrealized Appreciation
Investment Securities	4,312,006
Futures Contracts	7,192
Foreign Currencies	23
Net Assets	22,631,733

Investor Shares—Net Assets
Applicable to 753,508,582 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,956,879
Net Asset Value Per Share— Investor Shares	$18.52

Admiral Shares—Net Assets
Applicable to 138,741,616 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,674,854
Net Asset Value Per Share— Admiral Shares	$62.53

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.2% and 2.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
3 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
7 Securities with a value of $29,739,000 have been segregated as initial margin for open futures contracts.
8 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

14

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1,2]	187,442
Interest[1]	18,079
Security Lending	360
Total Income	205,881
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,286
Performance Adjustment	5,659
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,489
Management and Administrative—Admiral Shares	3,432
Marketing and Distribution—Investor Shares	1,569
Marketing and Distribution—Admiral Shares	746
Custodian Fees	117
Shareholders’ Reports
Investor Shares	298
Admiral Shares	15
Trustees’ Fees and Expenses	11
Total Expenses	37,622
Expenses Paid Indirectly—Note D	(866)
Net Expenses	36,756
Net Investment Income	169,125
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,372,742
Futures Contracts	26,268
Foreign Currencies	(314)
Realized Net Gain (Loss)	1,398,696
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,292,550
Futures Contracts	8,785
Foreign Currencies	29
Change in Unrealized Appreciation (Depreciation)	1,301,364
Net Increase (Decrease) in Net Assets Resulting from Operations	2,869,185

1Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $8,623,000, $10,429,000, and $8,965,000, respectively.
2 Dividends are net of foreign withholding taxes of $2,140,000.

15

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	169,125	311,976
Realized Net Gain (Loss)	1,398,696	1,879,945
Change in Unrealized Appreciation (Depreciation)	1,301,364	(541,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,869,185	1,650,669
Distributions
Net Investment Income
Investor Shares	(96,407)	(248,991)
Admiral Shares	(61,950)	(77,990)
Realized Capital Gain[1]
Investor Shares	(1,113,374)	(78,917)
Admiral Shares	(659,662)	(22,180)
Total Distributions	(1,931,393)	(428,078)
Capital Share Transactions—Note H
Investor Shares	505,236	(3,291,361)
Admiral Shares	766,661	3,166,211
Net Increase (Decrease) from Capital Share Transactions	1,271,897	(125,150)
Total Increase (Decrease)	2,209,689	1,097,441
Net Assets
Beginning of Period	20,422,044	19,324,603
End of Period[2]	22,631,733	20,422,044

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $226,321,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $65,225,000 and $54,771,000.

16

Financial Highlights

Windsor Fund Investor Shares

	Six Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.81	$16.75	$15.23	$11.81	$14.27	$16.44
Investment Operations
Net Investment Income	.141	.265[1]	.214	.17	.164	.22
Net Realized and Unrealized Gain (Loss)
on Investments	2.263	1.163	1.501	3.42	(2.143)	(.29)
Total from Investment Operations	2.404	1.428	1.715	3.59	(1.979)	(.07)
Distributions
Dividends from Net Investment Income	(.135)	(.280)	(.195)	(.17)	(.169)	(.25)
Distributions from Realized Capital Gains	(1.559)	(.088)	—	—	(.312)	(1.85)
Total Distributions	(1.694)	(.368)	(.195)	(.17)	(.481)	(2.10)
Net Asset Value, End of Period	$18.52	$17.81	$16.75	$15.23	$11.81	$14.27

Total Return	14.20%	8.54%	11.30%	30.66%	–14.55%	–0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,957	$12,871	$15,130	$13,733	$11,012	$15,761
Ratio of Total Expenses to
Average Net Assets[2]	0.39%[3]	0.37%	0.39%	0.48%	0.45%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.52%[3]	1.47%[1]	1.32%	1.27%	1.16%	1.37%
Portfolio Turnover Rate	33%[3]	32%	28%	23%	30%	33%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.04%, 0.04%, 0.08%, 0.08%, and 0.03%.
3Annualized.

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Windsor Fund Admiral Shares

	Six Months				Nov. 12,
	Ended	Year Ended October 31,			2001[1] to
For a Share Outstanding	April 30,				Oct. 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$60.12	$56.56	$51.41	$39.88	$50.00
Investment Operations
Net Investment Income	.510	.9682	.787	.605	.556
Net Realized and Unrealized Gain (Loss) on Investments	7.654	3.896	5.082	11.537	(9.030)
Total from Investment Operations	8.164	4.864	5.869	12.142	(8.474)
Distributions
Dividends from Net Investment Income	(.494)	(1.007)	(.719)	(.612)	(.592)
Distributions from Realized Capital Gains	(5.260)	(.297)	—	—	(1.054)
Total Distributions	(5.754)	(1.304)	(.719)	(.612)	(1.646)
Net Asset Value, End of Period	$62.53	$60.12	$56.56	$51.41	$39.88

Total Return	14.30%	8.62%	11.46%	30.72%	–17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,675	$7,551	$4,195	$3,321	$2,214
Ratio of Total Expenses to Average Net Assets[3]	0.28%[4]	0.27%	0.28%	0.37%	0.40%[4]
Ratio of Net Investment Income to
Average Net Assets	1.63%[4]	1.57%[2]	1.43%	1.36%	1.22%[4]
Portfolio Turnover Rate	33%[4]	32%	28%	23%	30%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.04%, 0.04%, 0.08%, and 0.08%.
4 Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

19

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $5,659,000 (0.05%) based on performance.

20

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $2,409,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2006, these arrangements reduced the fund’s expenses by $866,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2006, the fund realized net foreign currency losses of $314,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $4,312,006,000, consisting of unrealized gains of $4,857,383,000 on securities that had risen in value since their purchase and $545,377,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	4,260	280,287	1,948
S&P 500 Index	736	242,126	2,983
S&P MidCap 400 Index	135	54,446	2,261

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Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2006, the fund purchased $3,429,732,000 of investment securities and sold $3,874,191,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $183,609,000, for which the fund received cash collateral of $190,278,000.

H. Capital shares transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	628,084	35,207	1,302,363	72,924
Issued in Lieu of Cash Distributions	1,170,994	67,923	310,695	17,514
Redeemed	(1,293,842)	(72,295)	(4,904,419)	(270,761)
Net Increase (Decrease)—Investor Shares	505,236	30,835	(3,291,361)	(180,323)
Admiral Shares
Issued	527,019	8,709	3,586,842	58,389
Issued in Lieu of Cash Distributions	656,079	11,281	91,937	1,535
Redeemed	(416,437)	(6,854)	(512,568)	(8,491)
Net Increase (Decrease)—Admiral Shares	766,661	13,136	3,166,211	51,433

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Apr. 30, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	293,571	—	10,979	—	347,705
Continental Airlines, Inc. Class B	100,123	—	35,487	—	168,593
Goodrich Corp.	n/a1	195,621	16,166	2,982	394,034
Lear Corp.	152,784	54,835	—	3,119	166,760
RenaissanceRe Holdings Ltd.	168,858	—	144,883	269	n/a2
R.H. Donnelley Corp.	n/a1	205,978	—	—	240,410
YRC Worldwide, Inc.[3]	134,621	14,686	—	—	138,262
	849,957			6,370	1,455,764

1 At October 31, 2005, the issuer was not an affiliated company of the fund.
2 At April 30, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.
3 Yellow Roadway Corp. underwent a name change to YRC Worldwide, Inc., in January 2006.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2005	4/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,142.04	$2.07
Admiral Shares	1,000.00	1,142.99	1.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$1.96
Admiral Shares	1,000.00	1,023.46	1.40

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Trustees Renew Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC. The board determined that retention of the two advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements with Wellington Management and Bernstein based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in 1958. The advisor’s contrarian process involves buying stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by Wellington Management’s deep industry research capabilities.

Sanford C. Bernstein & Co. Founded in 1967 as Sanford C. Bernstein, LLC, this firm is known for its commitment to value investing and its objectivity in investment research. Bernstein, a unit of AllianceBernstein L.P., has advised the fund since 1999. The advisor continues to employ a sound process, creating a portfolio with specific risk and return expectations compared with the Russell 1000 Value Index, the fund’s market benchmark. Stocks are selected through a bottom-up approach, in which Bernstein uses a proprietary dividend discount model as the primary valuation tool.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer funds. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

25

The board did not consider profitability of Wellington Management or Bernstein in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Wellington Management and Bernstein. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the two firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor,
VIPERs, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website,
the fund’s current prospectus.	www.vanguard.com, and searching
for “proxy voting guidelines,” or by calling Vanguard
at 800-662-2739. They are also available from the
SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062006

Vanguard® Windsor™ II Fund > Semiannual Report April 30, 2006

>	During the six-month period ended April 30, 2006, the Investor Shares of Vanguard Windsor II Fund returned 9.5%.
>	Although the fund produced a respectable return, it failed to take full advantage of a strong half-year for value stocks.
>	Compared with its benchmark index, the fund’s underweighting of the financials sector hurt performance, as did disappointing stock selection within the sector.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	12
Performance Summary	13
Financial Statements	14
About Your Fund’s Expenses	28
Trustees Approve Advisory Arrangements	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Windsor II Fund
Investor Shares	9.5%
Admiral™ Shares[1]	9.6
Russell 1000 Value Index	12.9
Average Large-Cap Value Fund[2]	11.1
Dow Jones Wilshire 5000 Index	11.1

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$31.61	$33.31	$0.350	$0.878
Admiral Shares	56.13	59.15	0.662	1.558

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, the Investor Shares of Vanguard Windsor II Fund returned 9.5% and the Admiral Shares returned 9.6%. While solid, this performance trailed the average return of the fund’s peer group as well as the return of the fund’s market benchmark, the Russell 1000 Value Index (see the table on page 1).

Stocks continued their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28,

the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

The fund performed solidly but missed some opportunities

Vanguard Windsor II Fund turned in a solid six-month return of 9.5% for the fiscal half-year ended April 30, 2006. This return was partly a result of the advisors’ mandate to invest in value-oriented, dividend-paying stocks, since value stocks outpaced growth-oriented equities during the period. While the fund produced an excellent absolute return, the fund’s customary focus on large-capitalization U.S. stocks meant it didn’t participate in the exceptional gains earned by small-cap stocks and international equities.

Over the course of the half-year, the fund earned solid returns in a number of old-line sectors: energy, financials, industrials, and materials, all familiar turf for value-oriented investors. Among energy-related stocks, the fund earned strong returns from integrated oils giant Occidental Petroleum, one of its top ten holdings.

Market Barometer
		Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

1 Annualized.

When compared with the Russell 1000 Value Index, the fund underperformed by about 3 percentage points. Most of this can be attributed to Windsor II’s underweighting of the financials sector, which performed very well in the index; on average, the group accounted for 37% of the index, but only 25% of fund assets. In addition, the fund’s financial holdings returned less than the index sector—a reflection of subpar stock selection.

It is interesting to note that this traditionally tech-wary fund now has more than 10% of its assets in the information technology and telecommunication sectors, long known as the bailiwick of growth investors. As companies in these sectors have matured, and as growth stocks in general have experienced several years of underperformance, many have migrated from the growth to the value spectrum, where they now pass our advisors’ stock-valuation requirements. Nokia (+37%) is just one such example.

In January, Windsor II’s board of trustees broadened the fund’s advisory team with the addition of Armstrong Shaw Associates Inc. The fund is now managed by six investment advisory firms. Windsor II showcases two distinct benefits of a multimanager approach: the ability to diversify not only the fund’s portfolio of holdings, but also its mix of investment strategies. Over time, the fund’s embrace of different yet complementary investment strategies has provided competitive long-term performance at an attractive cost.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.35%	0.23%	1.39%

1 Fund expense ratios reflect the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

On April 20, the board of trustees took steps to temper cash flow into the fund, which had grown considerably in response to the strong performance of value stocks. The trustees decided to increase the minimum initial investment for Windsor II to $10,000 from $3,000, and to limit purchases of shares to $25,000 per calendar year in any account. Both changes were designed to help the fund’s advisors continue to manage Windsor II’s assets effectively.

Time and low costs are an investor’s best friends

Some readers have observed that Vanguard’s counsel in these letters trends toward the conservative and the cautious. That’s true, and there’s good reason for it. Over more than 25 years as the steward for many shareholders’ assets, we have seen the proof that a prudent application of tried-and-true investment principles pays off in the long term for investors.

With that in mind, Vanguard has always counseled that the best approach is to develop a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives. Because markets are volatile, the need for a long-term perspective is critical. Time, in combination with low costs, will be your best friend.

With its strong team of investment advisors and its low expenses, Vanguard Windsor II Fund can play a central role in just such a diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 17, 2006

Advisors’ Report

During the fiscal half-year ended April 30, the Investor Shares of Vanguard Windsor II Fund returned 9.5%, and the lower-cost Admiral Shares returned 9.6%. This performance reflects the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and how portfolio positioning reflects this assessment.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	58	25,714	Conducts fundamental research on individual
& Strauss, Inc.			stocks exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Equinox Capital	12	5,256	Combines fundamental analysis with quantitative
Management, LLC			valuation work to find undervalued companies that
			will show significant improvement in cash flow and
			earnings. Searches for changes in a company’s
			management, product positioning, and strategy that
			will favorably affect the valuation of the enterprise.
Vanguard Quantitative	11	4,990	Employs a quantitative management approach, using
Equity Group			models that assess valuation, marketplace sentiment,
			and balance-sheet characteristics of companies versus
			their peers.
Tukman Capital	9	4,124	Focuses on large-cap, high-quality, cash-generating
Management, Inc.			companies purchased at reasonable valuations.
Hotchkis and Wiley	5	2,400	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw	2	1,032	Uses a bottom-up approach, employing fundamental
Associates Inc.			and qualitative criteria to identify individual companies
			for potential investment.
Cash Investments[1]	3	1,520	—
Total	100	45,036	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

We have witnessed a broad advance in the equity market in the past six months; in fact, by some measures, we are at or near new records. While initially stocks were not very cheap, on the whole they did deliver for investors as earnings in most sectors, excluding automobiles and insurance, reached record levels. Returns on equity have reached historical highs, and the ratio of dividend payouts to earnings is at an all-time low even after double-digit dividend increases. Balance sheets are very strong, and companies hold significant cash reserves.

There is a widespread belief that the Federal Reserve Board is at the end of its money-tightening campaign. While economic activity is strong, the delayed effects of the Fed’s previous rate hikes will slow us down to a manageable pace. In fact, we could be in the final stage of this market recovery. Commodity inflation is troubling; some believe that we are straining resources as India and China surge into the industrialized world. The significant increase in the price of precious metals seems to underscore the threat of inflation. These pressures combined with a renewed weakness in the dollar could, like it or not, push interest rates higher.

Construction activity, which has been responsible for a significant amount of the nation’s job growth, is vulnerable to high interest rates, as is the much-talked-about housing sector. We are not convinced that rates have peaked or that real estate prices have stabilized. Consequently, our portfolio is underweighted in financial stocks and real estate investment trusts. We are still positive on energy investments, but our weighting in this sector is more in line with that of the fund’s benchmark. We have actually found a couple of technology holdings that fit our requirements.

Equinox Capital Management, LLC

Portfolio Manager: Ronald J. Ulrich, President

The six-month period was a favorable time for the U.S. equity market and for value investors. During this time, the broad-based value indexes had returns above 12%. There continued to be a discrepancy in return between smaller- and larger-capitalization companies; in fact, the cumulative underperformance of larger companies when compared with mid-caps was at a historical extreme.

Several areas of the market performed especially well in the period—capital goods, commodities, transportation, aerospace, and retailing. Although these groups represented a relatively small part of the market, they collectively had a return of almost 25%. Since these areas tend to reflect the general state of the U.S. economy, their strong upward move underscored the economy’s remarkable strength in the face of high energy prices, anxiety over international issues, and unease over rising interest rates.

Underperforming market sectors included cyclical consumer stocks, such as media issues, and nondurables, including food and household products companies. These groups suffered mainly from competition and the absence of pricing power. Also faring poorly were electric utilities, which had become overvalued by the middle of last year.

On the positive side, we benefited from owning shares of several companies that experienced a fundamental recovery after a period of travail—companies such as Union Pacific, Eastman Kodak, JPMorgan Chase, Federated Department Stores, and Pfizer. Other noteworthy individual performers were Northrop Grumman, United Technologies, Electronic Data Systems, Washington Mutual, and The Hartford Financial Services Group.

For the most part, our decision to own these stocks was based on our assessment that the companies were making specific improvements to their business models and that those changes were underappreciated. Underperformance in the portfolio resulted from the fact that some of our holdings, although headed in the right direction, require more time for the improvements to gain sufficient traction. Examples of these are The St. Paul Travelers Cos., Triad Hospitals, and Tyco International. In other instances, we made mistakes, such as owning shares of General Motors and Microsoft.

We continue to be biased toward larger-cap companies and have increased our tilt in this direction. We believe the market will move more toward these stocks because as a group they have underperformed and, as a result, offer good value. We believe that the larger-cap segment has a favorable risk/reward outlook based on positive business prospects and financial strength. As of April 30, our portfolio held 32 stocks whose valuations were at a discount to value indexes and the broad market. The portfolio is underweighted in energy versus the Russell 1000 Value Index but overweighted in health care and technology.

Vanguard Quantitative Equity Group

Portfolio Manager: James D. Troyer, Principal

Our quantitative investment process evaluates a security’s attractiveness in three dimensions: valuation, marketplace sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but that their effectiveness varies over shorter periods. For example, over the past six months, our valuation model performed very well, while our sentiment and balance-sheet models were not quite as strong.

Our process evaluates securities relative to their peers (e.g., an energy stock compared with the universe of energy stocks). We purchase our most attractively ranked stocks and sell those stocks we believe are overvalued based on our model’s output, all within the context of a strict risk-control framework. Our risk-control process neutralizes unintended exposure to market capitalization, volatility, and industry differences versus the MSCI U.S. Prime Value Index, a large-capitalization value benchmark.

We do not maintain a “view” on the market or individual sectors that is applied in the current management of our portfolio. Our process is focused solely on stock picking, i.e., overweighting those stocks in an industry group that we believe will outperform their peers while avoiding securities in the same industry group that we believe will underperform. Although it may seem incongruous, our portfolio positioning is both static and dynamic. It’s static from the standpoint that our portfolio always reflects the market-capitalization and industry-group weightings of its benchmark. Yet it’s dynamic because we are regularly buying and selling securities within these market-capitalization and industry-group buckets as we try to surpass the benchmark’s return.

Tukman Capital Management, Inc.

Portfolio Managers:

Melvin T. Tukman, President,

Director, and Founder

Daniel L. Grossman, Vice President

During the past six months, market momentum continued to favor small- and mid-cap stocks over mega-cap stocks.

Valuations for speculative-grade stocks stretched to levels seen only twice in the past 35 years; historically, such valuations preceded large corrections in those stocks. Moreover, the ratio of the valuations of large, quality U.S. stocks to the valuations of speculative stocks rose to its most attractive level in 35 years; in the past, such situations preceded periods of significant outperformance by the quality stocks.

Our portfolio continues to be positioned for a return in the market’s focus to quality. Over the past six months our investments in high-quality brokerage, entertainment, and bank stocks significantly outperformed the general market, but our investments in high-quality, cash-generating newspaper stocks, information technology stocks, and retailing stocks significantly lagged. We have continued to add to some of the lagging stocks and have trimmed some positions among the outperforming ones.

We expect that the environment for large, quality stocks will revert to normal at some point in the not-too-distant future. We think that a return to investment fundamentals is overdue, and that when market participants begin to take quality and valuations into account, our strategy will be rewarded.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr.,

Chief Executive Officer

Sheldon J. Lieberman, Principal

The market surged during the six months ended April 30. Returns were led by the basic materials and industrials sectors as they reacted to surprisingly strong commodity inflation. Partially to slow this hot pace of pricing increases, the Federal Reserve Board has raised the target federal funds rate significantly, from 1.00% in mid-2004 to 4.75% by the time our fiscal half-year ended. The general rise in interest rates has put pressure on certain segments of the market, notably consumer cyclical stocks.

Our portion of the Windsor II portfolio underperformed the broad market and value-oriented indexes. Much of the relative underperformance in the portfolio was due to stock selection within the financials and consumer discretionary sectors.

In financials, the portfolio had lower-than-average exposure to companies with strong capital-markets businesses, and had high exposure to insurance companies that struggled. In the consumer spending area, home-building stocks (such as Centex) were revalued sharply, even as their earnings stayed robust. We contend that the coming downturn in the housing cycle will be less severe than most pundits anticipate.

In addition, weak stock selection within the information technology sector hindered performance, particularly our positions in software companies CA (Computer Associates) and Microsoft. The portfolio’s strong returns in the industrials sector were led by double-digit gains from rail operator CSX and defense contractor Lockheed Martin. Aluminum producers Alcoa and Alcan were also standouts.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and

Chief Investment Officer

Our largest sector weightings are in financials and industrials. In 2006, the performance of the financials sector will be driven largely by the eventual end of the Federal Reserve’s money-tightening campaign, as the housing market continues to slow and the U.S. economy decelerates. When the yield curve becomes steeper, the prime beneficiaries should be large money-center banks, including two of our holdings, Citigroup and Bank of America.

In the industrial sector, we favor large multinational companies, such as General Electric and United Technologies. We are in a period of very strong global growth, so even as the U.S. economy slows, other parts of the world should remain strong. The weakness of the dollar relative to other currencies should also benefit large multinationals. The media industry, specifically cable companies, offers a very attractive, contrarian risk/reward opportunity. Here Comcast and Time Warner stand out.

Finally, more than 20% of the companies in our portfolio have spin-off or divestiture actions planned over the next 12 months, which should serve as a catalyst for unlocking value. Tyco International, Cendant, First Data and Sprint are some representative names in this group.

The overall stock market has had a surprisingly strong start to 2006, despite the uncertainties concerning interest rates, oil prices, the housing market, and global tensions. If anything is mispriced, it seems to be risk. Large, higher-quality companies seem undervalued in this environment, and any increase in the perceived risk in the market should reward our bias toward these holdings.

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	296	631	4,978
Median Market Cap	$49.6B	$40.6B	$27.3B
Price/Earnings Ratio	15.0x	15.2x	20.2x
Price/Book Ratio	2.5x	2.2x	3.0x
Yield		2.4%	1.7%
Investor Shares	2.3%
Admiral Shares	2.4%
Return on Equity	19.3%	16.1%	17.3%
Earnings Growth Rate	12.0%	13.7%	9.9%
Foreign Holdings	9.7%	0.0%	1.9%
Turnover Rate	31%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.35%[3]
Admiral Shares	0.23%[3]
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7%	8%	13%
Consumer Staples	11	6	8
Energy	9	14	9
Financials	27	37	22
Health Care	11	7	12
Industrials	11	7	11
Information Technology	8	5	16
Materials	3	4	3
Telecommunication Services	4	6	3
Utilities	8	6	3
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.90	1.00	0.76	1.00
Beta	0.92	1.00	0.80	1.00

Ten Largest Holdings[4] (% of total net assets)

Citigroup, Inc.	Diversified financial services	2.6%
Altria Group, Inc.	tobacco	2.6
Pfizer Inc.	pharmaceuticals	2.6
Wells Fargo & Co.	diversified banks	2.6
General Electric Co.	Industrial conglomerates	2.5
Occidental Petroleum Corp.	integrated oil and gas	2.5
Bank of America Corp.	Diversified financial services	2.5
ConocoPhillips Co.	integrated oil and gas	2.5
Washington Mutual, Inc.	thrifts and mortgage finance	2.4
Nokia Corp. ADR	Communications equipment	2.0
Top Ten		24.8%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 32 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1995-April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	6/24/1985	10.48%	7.09%	10.44%
Admiral Shares	5/14/2001	10.60	6.012	—

1 Six months ended April 30, 2006.
2 Return since inception.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
	Common Stocks (98.7%)[1]
	Consumer Discretionary (6.6%)
[2]	Sherwin-Williams Co.	8,181,000	416,740
	Mattel, Inc.	18,638,100	301,564
	Eastman Kodak Co.	8,950,100	241,295
	Gannett Co., Inc.	4,385,200	241,186
	Time Warner, Inc.	13,782,594	239,817
	Carnival Corp.	4,988,500	233,562
[2]	Service Corp. International	26,080,100	209,945
	Federated Department Stores, Inc.	2,522,858	196,405
	The Walt Disney Co.	5,591,932	156,350
	Pulte Homes, Inc.	2,411,300	90,062
	Centex Corp.	1,601,700	89,055
	The Gap, Inc.	3,971,409	71,843
*	Comcast Corp. Special Class A	1,832,800	56,505
	Harrah’s Entertainment, Inc.	591,800	48,315
	McDonald’s Corp.	1,306,000	45,148
	Home Depot, Inc.	808,400	32,279
*	Office Depot, Inc.	782,300	31,746
	Yum! Brands, Inc.	497,200	25,695
	Magna International, Inc. Class A	319,900	25,096
*	Interpublic Group of Cos., Inc.	2,377,600	22,777
	Nordstrom, Inc.	514,500	19,721
	VF Corp.	316,300	19,354
	Whirlpool Corp.	204,500	18,354
	Royal Caribbean Cruises, Ltd.	425,983	17,802
	CBS Corp.	648,800	16,525
*	AutoNation, Inc.	700,662	15,779
	Newell Rubbermaid, Inc.	549,548	15,069
	Genuine Parts Co.	294,100	12,837
	Johnson Controls, Inc.	146,825	11,974
	Ford Motor Co.	1,362,053	9,466
	^General Motors Corp.	344,867	7,891
	New York Times Co. Class A	247,424	6,134
	Circuit City Stores, Inc.	200,200	5,756
	^The McClatchy Co. Class A	80,500	3,639
	^Regal Entertainment Group Class A	157,749	3,316
	Knight Ridder	51,100	3,168
*	Discovery Holding Co. Class A	212,528	3,167
	Tribune Co.	75,600	2,180
*	Dollar Tree Stores, Inc.	74,380	1,939
	Belo Corp. Class A	82,016	1,503
	Foot Locker, Inc.	38,800	899
	Hasbro, Inc.	43,400	855
	Limited Brands, Inc.	20,000	513
			2,973,226
	Consumer Staples (10.7%)
	Altria Group, Inc.	16,170,599	1,183,041
	Imperial Tobacco Group ADR	13,840,000	867,491
	ConAgra Foods, Inc.	23,383,100	530,329
^	Diageo PLC ADR	7,686,800	509,251
	Wal-Mart Stores, Inc.	7,585,800	341,589
	PepsiCo, Inc.	5,468,500	318,485

			Market
			Value•
		Shares	($000)
	The Coca-Cola Co.	6,685,799	280,536
	Anheuser-Busch Cos., Inc.	5,525,300	246,318
	The Procter & Gamble Co.	2,764,400	160,916
	Kraft Foods Inc.	1,850,000	57,794
	Safeway, Inc.	2,024,541	50,877
	Unilever PLC ADR	1,152,800	49,259
	CVS Corp.	1,379,400	40,996
	Archer-Daniels-Midland Co.	899,600	32,691
	Reynolds American Inc.	206,900	22,687
	Sara Lee Corp.	1,247,000	22,284
	Carolina Group	392,300	20,101
*	The Kroger Co.	849,599	17,213
	Kimberly-Clark Corp.	277,400	16,236
	General Mills, Inc.	249,400	12,305
*	Dean Foods Co.	266,800	10,568
	Albertson’s, Inc.	318,600	8,070
	PepsiAmericas, Inc.	180,573	4,265
	Molson Coors Brewing Co. Class B	19,800	1,462
			4,804,764
	Energy (9.0%)
	Occidental Petroleum Corp.	10,997,600	1,129,893
	ConocoPhillips Co.	16,500,657	1,103,894
	BP PLC ADR	10,620,322	782,930
	Chevron Corp.	8,603,017	524,956
	ExxonMobil Corp.	4,657,294	293,782
	Devon Energy Corp.	799,662	48,068
	Marathon Oil Corp.	465,100	36,910
	Valero Energy Corp.	492,900	31,910
	Petro Canada	611,900	30,093
	Amerada Hess Corp.	169,452	24,277
	Anadarko Petroleum Corp.	221,900	23,259
	Kerr-McGee Corp.	228,129	22,781
	Sunoco, Inc.	220,300	17,853
	Apache Corp.	55,870	3,969
	Tesoro Petroleum Corp.	26,300	1,839
			4,076,414
	Financials (25.8%)
	Capital Markets (1.2%)
	The Goldman Sachs Group, Inc.	2,012,100	322,520
	Morgan Stanley	1,429,585	91,922
	Merrill Lynch & Co., Inc.	985,300	75,139
	Lehman Brothers Holdings, Inc.	208,100	31,454
	Bear Stearns Co., Inc.	116,000	16,531
	The Bank of New York Co., Inc.	444,568	15,626
	Ameriprise Financial, Inc.	229,192	11,240
	A.G. Edwards & Sons, Inc.	32,733	1,730

	Commercial Banks (6.3%)
	Wells Fargo & Co.	16,776,300	1,152,364
	Bank of America Corp.	22,174,241	1,106,938
	Wachovia Corp.	4,260,884	255,014
	SunTrust Banks, Inc.	901,900	69,744
	U.S. Bancorp	1,560,622	49,066
	Comerica, Inc.	819,594	46,610
	KeyCorp	1,074,628	41,072
	PNC Financial Services Group	444,500	31,768
	UnionBanCal Corp.	386,974	27,123
	BB&T Corp.	523,540	22,481
	Zions Bancorp	179,771	14,926
	National City Corp.	331,900	12,247
	Fifth Third Bancorp	231,599	9,361
	Huntington Bancshares Inc.	195,209	4,714
	Popular, Inc.	226,024	4,674
	TCF Financial Corp.	77,200	2,074
	First Horizon National Corp.	31,810	1,349
	Commerce Bancshares, Inc.	8,800	460

	Consumer Finance (2.5%)
	Capital One Financial Corp.	7,106,300	615,690
	SLM Corp.	9,275,200	490,473
*	AmeriCredit Corp.	361,355	10,942

	Diversified Financial Services (4.2%)
	Citigroup, Inc.	23,699,041	1,183,767
	JPMorgan Chase & Co.	15,027,197	681,934
	CIT Group Inc.	267,000	14,421
	Leucadia National Corp.	91,100	5,534

			Market
			Value•
		Shares	($000)
	Insurance (7.9%)
	The Allstate Corp.	14,241,144	804,482
	Manulife Financial Corp.	9,703,415	633,536
	XL Capital Ltd. Class A	8,876,700	584,886
	American International Group, Inc.	5,784,900	377,465
	The St. Paul Travelers, Cos. Inc.	7,652,000	336,918
	The Hartford Financial Services Group Inc.	2,292,226	210,724
	Loews Corp.	1,358,030	144,155
	MetLife, Inc.	2,184,900	113,833
	Genworth Financial Inc.	2,511,800	83,392
*	Berkshire Hathaway Inc. Class B	13,130	38,760
	Prudential Financial, Inc.	461,600	36,065
*	Conseco, Inc.	1,026,000	25,907
	Assurant, Inc.	524,800	25,280
	First American Corp.	449,100	19,132
	Safeco Corp.	356,588	18,507
	The Principal Financial Group, Inc.	356,397	18,287
^	Fidelity National Financial, Inc.	423,658	17,785
	Lincoln National Corp.	292,965	17,015
	Nationwide Financial Services, Inc.	373,900	16,407
	Cincinnati Financial Corp.	203,925	8,695
	The Chubb Corp.	155,804	8,030
	Old Republic International Corp.	327,888	7,296
	UnumProvident Corp.	334,500	6,794
	Aon Corp.	150,400	6,303
	W.R. Berkley Corp.	168,150	6,292
	Axis Capital Holdings Ltd.	153,400	4,574
	ACE Ltd.	68,700	3,816
	Fidelity National Title Group, Inc. Class A	21,507	466

	Real Estate (0.4%)
	The St. Joe Co. Simon Property	513,600	28,844
	Group, Inc. REIT	251,700	20,609
	Equity Office Properties Trust REIT	521,600	16,848
	Archstone-Smith Trust REIT	259,000	12,660
	Equity Residential REIT	214,800	9,638
	ProLogis REIT	182,700	9,175
	Vornado Realty Trust REIT	94,300	9,019
	Host Marriott Corp. REIT	428,999	9,018
	General Growth Properties Inc. REIT	169,300	7,949
	Apartment Investment &
	Management Co. Class A REIT	168,738	7,541
	Boston Properties, Inc. REIT	83,023	7,328
	Avalonbay Communities, Inc. REIT	54,600	5,880
	Plum Creek Timber Co. Inc. REIT	137,500	4,991
	iStar Financial Inc. REIT	84,300	3,225
	Regency Centers Corp. REIT	50,100	3,161
	AMB Property Corp. REIT	63,000	3,149
	Liberty Property Trust REIT	65,200	2,914
	New Plan Excel Realty Trust REIT	77,300	1,905
	Forest City Enterprise Class A	11,463	517

	Thrifts & Mortgage Finance (3.3%)
	Washington Mutual, Inc.	23,972,605	1,080,206
	Freddie Mac	4,545,000	277,518
	Fannie Mae	830,200	42,008
	Radian Group, Inc.	328,410	20,598
	The PMI Group Inc.	400,800	18,497
	MGIC Investment Corp.	226,100	15,985
	Countrywide Financial Corp.	324,628	13,199
			11,628,092
	Health Care (10.9%)
	Pfizer Inc.	46,433,545	1,176,162
	Bristol-Myers Squibb Co.	34,141,500	866,511
*	WellPoint Inc.	7,684,900	545,628
	Wyeth	10,233,400	498,060
	Schering-Plough Corp.	25,379,200	490,326
	Baxter International, Inc.	12,133,400	457,429
	Johnson & Johnson	4,650,900	272,589
*	Triad Hospitals, Inc.	4,312,395	177,671
	Cardinal Health, Inc.	2,194,343	147,789
	Merck & Co., Inc.	3,129,200	107,707

			Market
			Value•
		Shares	($000)
	HCA Inc.	1,471,300	64,575
	Eli Lilly & Co.	688,200	36,420
	Abbott Laboratories	683,300	29,204
*	Tenet Healthcare Corp.	2,586,300	21,518
	CIGNA Corp.	145,200	15,536
*	King Pharmaceuticals, Inc.	487,900	8,485
*	Watson Pharmaceuticals, Inc.	184,500	5,247
	AmerisourceBergen Corp.	40,800	1,761
			4,922,618
	Industrials (10.5%)
	General Electric Co.	32,838,700	1,135,891
	Tyco International Ltd.	24,029,800	633,185
	3M Co.	6,281,600	536,637
[2]	Cooper Industries, Inc. Class A	5,523,300	505,106
	ITT Industries, Inc.	8,101,000	455,519
	Cendant Corp.	19,192,420	334,524
	United Technologies Corp.	3,653,900	229,501
	Northrop Grumman Corp.	3,259,721	218,075
	Union Pacific Corp.	2,034,700	185,585
	Lockheed Martin Corp.	908,900	68,986
	Raytheon Co.	1,220,300	54,023
	Waste Management, Inc.	1,028,900	38,543
*	Flowserve Corp.	575,500	33,103
	CSX Corp.	409,700	28,060
	Burlington Northern Santa Fe Corp.	339,200	26,977
	Parker Hannifin Corp.	279,000	22,613
	Emerson Electric Co.	254,400	21,611
	Manpower Inc.	326,820	21,292
	Honeywell International Inc.	491,988	20,909
	Goodrich Corp.	437,300	19,460
	General Dynamics Corp.	291,200	19,109
	Illinois Tool Works, Inc.	179,600	18,445
	Cummins Inc.	163,200	17,054
	Ingersoll-Rand Co.	379,600	16,608
	The Boeing Co.	146,300	12,209
*	Allied Waste Industries, Inc.	661,666	9,369
	Norfolk Southern Corp.	148,500	8,019
	PACCAR, Inc.	107,019	7,698
	Eaton Corp.	98,200	7,527
	SPX Corp.	121,374	6,645
	W.W. Grainger, Inc.	57,800	4,446
	R.R. Donnelley & Sons Co.	128,250	4,321
*	PHH Corp.	80,460	2,243
	Deere & Co.	23,200	2,037
	Precision Castparts Corp.	17,900	1,127
			4,726,457
	Information Technology (7.5%)
	Nokia Corp. ADR	39,650,900	898,489
	International Business Machines Corp.	7,081,600	583,099
	Hewlett-Packard Co.	17,817,872	578,546
	Automatic Data Processing, Inc.	6,613,500	291,523
	Electronic Data Systems Corp.	10,194,322	276,062
	Microsoft Corp.	11,088,700	267,792
	CA, Inc.	4,378,600	111,041
*	Xerox Corp.	6,375,500	89,512
*	Nortel Networks Corp.	33,143,200	88,161
*	Dell Inc.	1,369,600	35,884
	First Data Corp.	660,500	31,499
*	Ingram Micro, Inc. Class A	815,399	14,995
	Seagate Technology	498,100	13,230
*	Freescale Semiconductor, Inc. Class A	386,800	12,231
*	Arrow Electronics, Inc.	275,200	9,962
*	Computer Sciences Corp.	140,700	8,238
	Intersil Corp.	219,700	6,505
*	BMC Software, Inc.	294,500	6,343
*	Freescale Semiconductor, Inc. Class B	184,457	5,842
*	Vishay Intertechnology, Inc.	353,500	5,522
	AVX Corp.	281,400	5,009
*	Tellabs, Inc.	314,200	4,980
*	LSI Logic Corp.	433,000	4,611
	Sabre Holdings Corp.	177,300	4,094
*	Compuware Corp.	191,500	1,471
*	Fairchild Semiconductor International, Inc.	35,600	736
*	Novellus Systems, Inc.	25,800	637
			3,356,014
	Materials (3.4%)
[2]	Lyondell Chemical Co.	22,199,100	534,998
	Hanson PLC ADR	7,026,950	467,925

			Market
			Value•
		Shares	($000)
	MeadWestvaco Corp.	5,467,413	155,876
	Alcoa Inc.	2,680,700	90,554
*^	The Mosaic Co.	3,505,500	52,583
	Dow Chemical Co.	868,400	35,266
	Weyerhaeuser Co.	429,400	30,260
	E.I. du Pont de Nemours & Co.	579,900	25,574
	United States Steel Corp.	329,100	22,543
	Nucor Corp.	204,900	22,297
	Rohm & Haas Co.	409,047	20,698
	International Paper Co.	554,100	20,142
	Temple-Inland Inc.	413,000	19,180
	Eastman Chemical Co.	294,900	16,028
	Lafarge North America Inc.	82,600	7,046
	Valspar Corp.	161,903	4,582
	Bemis Co., Inc.	92,600	2,913
	Sonoco Products Co.	84,500	2,647
	Vulcan Materials Co.	10,500	892
			1,532,004
	Telecommunication Services (4.0%)
	Verizon Communications Inc.	26,067,054	860,995
	BellSouth Corp.	16,543,800	558,850
	AT&T Inc.	11,030,667	289,114
	Sprint Nextel Corp.	2,044,400	50,701
	Alltel Corp.	385,606	24,821
	Citizens Communications Co.	702,565	9,330
	Telephone & Data Systems, Inc.	76,418	2,996
	CenturyTel, Inc.	48,600	1,832
	PanAmSat Holding Corp.	42,300	1,051
			1,799,690
	Utilities (7.5%)
	Duke Energy Corp.	27,945,400	813,770
	Exelon Corp.	13,351,500	720,981
	Entergy Corp.	8,690,300	607,800
	American Electric Power Co., Inc.	8,890,085	297,462
[2]	CenterPoint Energy Inc.	23,305,847	280,136
	Dominion Resources, Inc.	3,334,200	249,632
	FirstEnergy Corp.	2,667,700	135,279
	FPL Group, Inc.	2,129,354	84,322
	Public Service Enterprise Group, Inc.	702,600	44,053
	PG&E Corp.	672,000	26,772
	Edison International	596,800	24,117
	Consolidated Edison Inc.	514,600	22,190
	Sempra Energy	425,523	19,583
	Pepco Holdings, Inc.	794,039	18,326
	Southern Co.	413,600	13,330
	DTE Energy Co.	218,713	8,919
	TECO Energy, Inc.	550,638	8,799
	Pinnacle West Capital Corp.	73,800	2,959
	Wisconsin Energy Corp.	14,180	554
	MDU Resources Group, Inc.	9,800	360
			3,379,344
	Exchange-Traded Funds (2.8%)
^3	Vanguard Total Stock Market VIPERs	8,407,600	1,100,387
[3]	Vanguard Value VIPERs	2,681,500	164,778
			1,265,165
	Total Common Stocks
	(Cost $33,325,454)		44,463,788
	Temporary Cash Investments (1.4%)[1]
	Money Market Funds (1.3%)
[4]	Vanguard Market Liquidity Fund, 4.771%	535,223,546	535,224
[4]	Vanguard Market Liquidity Fund, 4.771%—Note G	47,746,700	47,747
		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
[5]	Federal Home Loan Mortgage Corp.
[6]	4.807%, 6/21/06	100	99
[5]	Federal National Mortgage Assn.
[6]	4.847%, 7/5/06	30,000	29,739
[6]	4.848%, 7/5/06	1,000	991
	Total Temporary Cash Investments
	(Cost $613,802)		613,800
	Total Investments (100.1%)
	(Cost $33,939,256)		45,077,588

Market
Value•
($000)
Other Assets and Liabilities—
Net (–0.1%)	(42,078)
Net Assets (100%)	45,035,510

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	45,077,588
Receivables for Investment
Securities Sold	289,298
Receivables for Capital Shares Issued	35,658
Other Assets—Note C	85,666
Total Assets	45,488,210
Liabilities
Payables for Investment
Securities Purchased	298,400
Security Lending Collateral
Payable to Brokers—Note G	47,747
Payables for Capital Shares Redeemed	30,510
Other Liabilities	76,043
Total Liabilities	452,700
Net Assets (100%)	45,035,510

At April 30, 2006, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	32,434,942
Undistributed Net Investment Income	288,317
Accumulated Net Realized Gains	1,171,171
Unrealized Appreciation
Investment Securities	11,138,332
Futures Contracts	2,748
Net Assets	45,035,510

Investor Shares—Net Assets
Applicable to 921,395,369 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,692,542
Net Asset Value Per Share—
Investor Shares	$33.31

Admiral Shares—Net Assets
Applicable to 242,480,885 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,342,968
Net Asset Value Per Share—
Admiral Shares	$59.15

• See Note A in Notes to Financial Statements.* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements..
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.3% and 0.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
6 Securities with a value of $30,829,000 have been segregated as initial margin for open futures contracts.
7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1]	552,372
Interest[1]	30,846
Security Lending	1,133
Total Income	584,351
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,802
Performance Adjustment	2,066
The Vanguard Group—Note C
Management and Administrative
Investor Shares	26,636
Admiral Shares	4,891
Marketing and Distribution
Investor Shares	3,734
Admiral Shares	1,327
Custodian Fees	243
Shareholders’ Reports
Investor Shares	364
Admiral Shares	16
Trustees’ Fees and Expenses	22
Total Expenses	66,101
Expenses Paid Indirectly—Note D	(1,681)
Net Expenses	64,420
Net Investment Income	519,931
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,154,639
Futures Contracts	19,547
Realized Net Gain (Loss)	1,174,186
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,173,875
Futures Contracts	6,239
Change in Unrealized Appreciation (Depreciation)	2,180,114
Net Increase (Decrease) in Net Assets Resulting from Operations	3,874,231

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $50,141,000, $30,113,000, and $2,584,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	519,931	800,083
Realized Net Gain (Loss)	1,174,186	2,440,573
Change in Unrealized Appreciation (Depreciation)	2,180,114	1,030,901
Net Increase (Decrease) in Net Assets Resulting from Operations	3,874,231	4,271,557
Distributions
Net Investment Income
Investor Shares	(311,997)	(608,526)
Admiral Shares	(146,137)	(134,681)
Realized Capital Gain
Investor Shares	(782,677)	—
Admiral Shares	(343,926)	—
Total Distributions	(1,584,737)	(743,207)
Capital Share Transactions—Note H
Investor Shares	912,090	(1,039,868)
Admiral Shares	1,643,177	6,621,533
Net Increase (Decrease) from Capital Share Transactions	2,555,267	5,581,665
Total Increase (Decrease)	4,844,761	9,110,015
Net Assets
Beginning of Period	40,190,749	31,080,734
End of Period1	45,035,510	40,190,749

1 Net Assets—End of Period includes undistributed net investment income of $288,317,000 and $226,520,000.

Financial Highlights

Windsor II Fund Investor Shares

	Six Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$31.61	$28.49	$24.61	$20.87	$24.50	$27.58
Investment Operations
Net Investment Income	.386	.65	.56	.51	.51	.564
Net Realized and Unrealized Gain
(Loss) on Investments	2.542	3.10	3.87	3.75	(3.47)	(1.819)
Total from Investment Operations	2.928	3.75	4.43	4.26	(2.96)	(1.255)
Distributions
Dividends from Net Investment Income	(.350)	(.63)	(.55)	(.52)	(.52)	(.585)
Distributions from Realized Capital Gains	(.878)	—	—	—	(.15)	(1.240)
Total Distributions	(1.228)	(.63)	(.55)	(.52)	(.67)	(1.825)
Net Asset Value, End of Period	$33.31	$31.61	$28.49	$24.61	$20.87	$24.50

Total Return	9.48%	13.22%	18.15%	20.68%	–12.51%	–4.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,693	$28,199	$26,232	$20,843	$17,735	$21,495
Ratio of Total Expenses to
Average Net Assets[1]	0.35%[2]	0.35%	0.37%	0.43%	0.42%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.40%[2]	2.14%	2.07%	2.31%	2.12%	2.10%
Portfolio Turnover Rate	31%[2]	28%	22%	29%	41%	33%

1Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.03%, 0.02%, and 0.00%.
2 Annualized.

Windsor II Fund Admiral Shares

	Six Months
	Ended					May 14[1] to
For a Share Outstanding	April 30,	Year Ended October 31,				Oct. 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$56.13	$50.59	$43.69	$37.05	$43.50	$50.00
Investment Operations
Net Investment Income	.718	1.224	1.043	.95	.944	.408
Net Realized and Unrealized Gain
(Loss) on Investments	4.522	5.493	6.885	6.65	(6.167)	(6.433)
Total from Investment Operations	5.240	6.717	7.928	7.60	(5.223)	(6.025)
Distributions
Dividends from Net Investment Income	(.662)	(1.177)	(1.028)	(.96)	(.962)	(.475)
Distributions from Realized Capital Gains	(1.558)	—	—	—	(.265)	—
Total Distributions	(2.220)	(1.177)	(1.028)	(.96)	(1.227)	(.475)
Net Asset Value, End of Period	$59.15	$56.13	$50.59	$43.69	$37.05	$43.50

Total Return	9.56%	13.34%	18.30%	20.79%	–12.44%	–12.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,343	$11,992	$4,849	$3,412	$2,484	$2,039
Ratio of Total Expenses to
Average Net Assets[2]	0.23%[3]	0.22%	0.26%	0.32%	0.35%	0.35%[3]
Ratio of Net Investment Income
to Average Net Assets	2.52%[3]	2.25%	2.17%	2.41%	2.18%	1.83%[3]
Portfolio Turnover Rate	31%3	28%	22%	29%	41%	33%

1 Inception.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.03%, 0.02%, and 0.00%.
3Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; Hotchkis and Wiley Capital Management, LLC; and beginning January 1, 2006, Armstrong Shaw Associates Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fees of Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Equinox Capital Management, LLC, the Russell 1000 Value Index, and for Tukman Capital Management, Inc., the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. In accordance with the advisory contract entered into with Armstrong Shaw Associates Inc. in January 2006, beginning in November 2006 the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $562,000 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $2,066,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $4,798,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $1,645,000 and custodian fees by $36,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $11,138,332,000, consisting of unrealized gains of $11,778,175,000 on securities that had risen in value since their purchase and $639,843,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	2,185	143,762	891
S&P 500 Index	321	105,601	1,857

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2006, the fund purchased $8,979,309,000 of investment securities and sold $6,344,812,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $45,686,000, for which the fund received cash collateral of $47,747,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,555,763	79,368	6,800,077	219,523
Issued in Lieu of Cash Distributions	1,064,462	33,760	585,849	18,938
Redeemed	(2,708,135)	(83,895)	(8,425,794)	(267,065)
Net Increase (Decrease)—Investor Shares	912,090	29,233	(1,039,868)	(28,604)
Admiral Shares
Issued	2,011,327	35,103	7,308,606	130,143
Issued in Lieu of Cash Distributions	452,414	8,083	121,775	2,215
Redeemed	(820,564)	(14,337)	(808,848)	(14,577)
Net Increase (Decrease)—Admiral Shares	1,643,177	28,849	6,621,533	117,781

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Apr. 30, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy, Inc.	314,535	5,035	10,241	5,055	280,136
Cooper Industries Class A	329,695	81,795	—	3,442	505,106
Hanson PLC ADR	395,965	—	48,825	8,712	n/a1
Lyondell Chemical Co.	401,220	149,428	—	6,962	534,998
Mattell, Inc.	377,606	—	111,121	10,298	n/a1
Service Corp. International	218,290	—	—	1,304	209,945
Sherwin-Williams Co.	—	358,022	1,396	2,043	416,740
Triad Hospitals	180,009	349	3,093	—	n/a1
	2,217,320			37,816	1,946,925

1 At April 30, 2006, the issuer was not an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2005	4/30/2006	Period1
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,094.82	$1.82
Admiral Shares	1,000.00	1,095.60	1.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.65	1.15

1These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has added Armstrong Shaw Associates Inc. to the fund’s investment advisory team as of January 1, 2006. The board also has approved amended investment advisory agreements with five of the fund’s six advisors—Armstrong Shaw Associates; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; Equinox Capital Management, LLC; and Tukman Capital Management, Inc.—and has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc.

For the five external advisors, the amended agreements change the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets managed by each advisor, rather than the average month-end net assets. In addition, the amended agreement for Barrow, Hanley includes modifications to the performance-adjustment portion of the fee arrangement to reflect a new performance benchmark, the MSCI US Prime Market 750 Index.

The board determined that adding a new investment advisor, amending each external advisor’s advisory agreement, and retaining Vanguard as an advisor were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

• Barrow, Hanley, Mewhinney & Strauss, Inc. Barrow, Hanley’s portfolio management team has significant depth and experience. Lead manager James P. Barrow has more than 40 years of investment experience; he has advised the fund since 1985. Barrow, Hanley’s business remains healthy, with more than $55 billion in assets under management, and the firm continues to grow and develop its investment team. The firm was founded in 1979.

• Hotchkis and Wiley Capital Management, LLC. Hotchkis and Wiley, founded in 1980, is a value-oriented firm that manages large-, mid-, and small-cap value portfolios totaling more than $29 billion in assets. The firm has advised a portion of the fund since 2003. Hotchkis and Wiley invests the fund’s assets mainly in large-cap common stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

• Armstrong Shaw Associates Inc. The team responsible for implementing Armstrong Shaw’s investment strategy has an average of two decades of investment experience. The firm, founded in 1984, specializes in managing large-cap value equity portfolios and oversees more than $9 billion in assets for a wide range of clients. Armstrong Shaw began managing a portion of the fund’s assets in January 2006.

• Equinox Capital Management, LLC. Equinox uses a blend of quantitative and fundamental analysis. Proprietary software identifies undervalued securities, and the firm then conducts fundamental analysis to identify investment candidates. Equinox, which has $6.5 billion in assets under management, has advised a portion of the fund since 1991. The firm was founded in 1989.

• Tukman Capital Management, Inc. Tukman, founded in 1980, uses traditional research methods to select stocks of high-quality companies that are out of favor with investors. Tukman focuses its research on stocks exhibiting high return on equity, high discretionary cash flow, high quality ratings, moderate beta, and high liquidity, and seeks to purchase them when they are available at favorable price/earnings ratios. The firm, which has approximately $10 billion in assets under management, has advised a portion of the fund since 1991.

•   The Vanguard Group. Vanguard has been managing investments for more than two decades.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Further, the board concluded that Armstrong Shaw’s other investment portfolios have been competitive versus the fund’s benchmark and the fund’s peer group over various short- and long-term periods. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary portion of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after implementation of the new, and subsequently amended, agreement with Armstrong Shaw and the amended agreements with the other external investment advisors, the fund’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow, Hanley, Hotchkis and Wiley, Armstrong Shaw, Equinox, or Tukman in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow, Hanley, Hotchkis and Wiley, Armstrong Shaw, Equinox, and Tukman. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor,
and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website,
the fund’s current prospectus.	www.vanguard.com, and searching
for “proxy voting guidelines,” or by calling Vanguard
at 800-662-2739. They are also available from the
SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 19, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.